UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2013

CASCADE BANCORP
(Exact name of registrant as specified in its charter)

Oregon	000-23322	93-1034484
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

1100 NW Wall Street
Bend, Oregon 97701
(Address of principal executive offices)
(Zip Code)

(877) 617-3400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

On July 8, 2013 Cascade Bancorp (the “Company”) the holding company for Bank of the Cascades (“Bank”), announced the execution of a purchase and assumption agreement where, subject to regulatory approval the Bank, will purchase the Klamath Falls, Oregon branch, including deposits and selected loans of AmericanWest Bank and will also assume the customer relations, deposits and selected loans, of AmericanWest Bank's Bend and Redmond, Oregon branch offices. The transaction is expected to close in the fourth quarter of 2013. On July 8, 2013, the Company issued a press release announcing the expansion in Klamath Falls, Bend and Redmond, Oregon. A copy of the press release is included with this Form 8-K as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CASCADE BANCORP

By:    /s/ Gregory D. Newton
Gregory D. Newton
EVP and Chief Financial Officer

Date:    July 11, 2013